                                                                  Exhibit 99.05

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

  The unaudited pro forma financial information presented on the following pages is derived from the historical financial statements of Adelphia Communications Corporation and subsidiaries ("Adelphia"), FrontierVision Partners, L.P. and subsidiaries ("FrontierVision"), Century Communications Corp. and subsidiaries ("Century"), Harron Communications Corp. and subsidiaries ("Harron") and Olympus Communications, L.P. and subsidiaries ("Olympus"). The unaudited pro forma condensed consolidated balance sheet information as of December 31, 1998 gives pro forma effect to (i) the securities offerings completed by Adelphia and its 67% owned subsidiary, Hyperion Telecommunications, Inc. ("Hyperion") after December 31, 1998, (ii) the repurchase of Adelphia Class A common stock and Series C Cumulative Convertible preferred stock from subsidiaries of Florida Power and Light ("FPL") after December 31, 1998, (iii) the pending acquisitions of FrontierVision, Century, Harron and the interests in Olympus held by Telesat Cablevision, Inc. ("Telesat"), a subsidiary of FPL, and (iv) the intended securities offering to be completed prior to closing such acquisitions, as if all such transactions had been consummated on December 31, 1998. The unaudited pro forma condensed consolidated statements of continuing operations information for the year ended March 31, 1998 and the nine months ended December 31, 1998 have been presented as if (i) the financing and securities offerings of Adelphia and Hyperion completed after April 1, 1997, including the securities offerings completed by Adelphia and Hyperion after December 31, 1998 as discussed above, (ii) the repurchase of Adelphia Class A common stock from FPL, (iii) the pending acquisitions of FrontierVision, Century, Harron and Telesat's interests in Olympus, and (iv) the intended securities offering to be completed prior to closing such acquisitions had all been consummated on April 1, 1997.

  The unaudited pro forma financial information gives effect to the pending acquisitions of FrontierVision, Century, Harron and Telesat's interests in Olympus under the purchase method of accounting and is based upon the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements presented on the following pages. The allocations of the total purchase price for the acquisition of FrontierVision, Century, Harron and Telesat's interests in Olympus are based on preliminary estimates and are subject to final allocation adjustments.

  The pro forma adjustments do not reflect any operating efficiencies and cost savings that may be achievable with respect to the combined companies. The pro forma adjustments do not include any adjustments to historical revenues for any future price changes nor any adjustments to selling and marketing expenses for any future operating changes.

  The unaudited pro forma financial information is not necessarily indicative of the financial position or operating results that would have occurred had the stock repurchase, acquisitions and securities offerings been consummated on the dates for which such transactions are being given effect. The pro forma adjustments reflecting the consummation of the stock repurchase, acquisitions and securities offerings are based upon the assumptions set forth in the notes to the unaudited pro forma condensed consolidated financial statements.

  The unaudited pro forma condensed consolidated financial statements presented on the following pages should be read in conjunction with the audited and unaudited historical financial statements (including the notes thereto) of Adelphia and Olympus, which are contained in their respective annual reports on Form 10-K and quarterly reports on Form 10-Q not included in this current report on Form 8-K, and of FrontierVision, Century and Harron, which are included elsewhere in this current report on Form 8-K.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               December 31, 1998
                            (Dollars in thousands)

                                                                                 Adelphia     Olympus    FrontierVision
                                                                                 Pro Forma   Pro Forma     Pro Forma
                    Adelphia     Olympus    FrontierVision  Century*    Harron  Adjustments Adjustments   Adjustments
                       (a)         (a)           (a)          (a)        (a)        (b)         (c)           (d)
                   -----------  ----------  -------------- ----------  -------- ----------- -----------  --------------
Assets:
Property, plant
and equipment--
net..............  $ 1,207,655  $  355,470    $  342,754   $  564,415  $133,222  $      --  $   24,568     $      --
Intangible
assets--net......    1,029,159     577,171       820,524      462,356    81,139         --     104,913       943,408
Cash and cash
equivalents......      398,644      44,617         7,354      628,162     3,645    872,787    (108,000)     (550,000)
Investment in and
amounts due from
Olympus..........      191,408          --            --           --        --         --    (191,408)           --
Other assets--
net..............      467,591      34,741        43,731      144,531   132,963     14,300      10,782            --
                   -----------  ----------    ----------   ----------  --------  ---------  ----------     ---------
 Total assets....  $ 3,294,457  $1,011,999    $1,214,363   $1,799,464  $350,969  $ 887,087  $(159,145)     $ 393,408
                   ===========  ==========    ==========   ==========  ========  =========  ==========     =========
Liabilities,
Preferred Stock,
Common Stock and
Other
Stockholders'
Equity
(Deficiency):
Subsidiary debt..  $ 1,717,240  $  726,982    $1,355,144   $2,037,582   284,179  $(312,150) $       --     $(234,002)
Parent debt......    1,810,212          --            --           --        --    252,300          --            --
Deferred income
taxes............      109,609      40,951        11,856        3,278     9,626         --          --            --
Other
liabilities......      253,493     380,013        48,261      147,658    23,858         --    (319,833)       19,826
                   -----------  ----------    ----------   ----------  --------  ---------  ----------     ---------
 Total
 liabilities.....    3,890,554   1,147,946     1,415,261    2,188,518   317,663    (59,850)   (319,833)     (214,176)
                   -----------  ----------    ----------   ----------  --------  ---------  ----------     ---------
Minority
interests........       48,784          --            --       73,888     1,000         --          --            --
                   -----------  ----------    ----------   ----------  --------  ---------  ----------     ---------
Hyperion
Redeemable
Exchangeable
Preferred Stock..      228,674          --            --           --        --         --          --            --
                   -----------  ----------    ----------   ----------  --------  ---------  ----------     ---------
Series A
Cumulative
Redeemable
Exchangeable
Preferred Stock..      148,191          --            --           --        --         --          --            --
                   -----------  ----------    ----------   ----------  --------  ---------  ----------     ---------
Convertible
preferred stock,
common stock and
other
stockholders'
equity
(deficiency):
Convertible
preferred stock..            1          --            --           --        --         20          --            --
Common stock.....          421          --            --        1,090       482        174          --            70
Additional paid-
in capital.......      738,102          --            --      181,103     8,508  1,101,256          --       406,616
Accumulated
deficit..........   (1,760,270)         --            --     (497,864)   23,316     (5,300)     24,741            --
Treasury stock at
cost and other...           --          --            --     (147,271)       --   (149,213)         --            --
Partners'
deficiency.......           --    (135,947)     (200,898)          --        --         --     135,947       200,898
                   -----------  ----------    ----------   ----------  --------  ---------  ----------     ---------
 Convertible
 preferred stock,
 common stock and
 other
 stockholders'
 equity
 (deficiency)....   (1,021,746)   (135,947)     (200,898)    (462,942)   32,306    946,937     160,688       607,584
                   -----------  ----------    ----------   ----------  --------  ---------  ----------     ---------
 Total...........  $ 3,294,457  $1,011,999    $1,214,363   $1,799,464  $350,969  $ 887,087  $(159,145)     $ 393,408
                   ===========  ==========    ==========   ==========  ========  =========  ==========     =========
                     Century      Harron
                    Pro Forma    Pro Forma    Pro Forma
                   Adjustments  Adjustments    Adelphia
                       (e)          (f)      Consolidated
                   ------------ ------------ -------------
Assets:
Property, plant
and equipment--
net..............  $  805,941   $  188,473   $ 3,622,498
Intangible
assets--net......   4,323,765    1,131,579     9,474,014
Cash and cash
equivalents......    (726,000)        (336)      570,873
Investment in and
amounts due from
Olympus..........          --           --            --
Other assets--
net..............          --     (125,559)      723,080
                   ------------ ------------ -------------
 Total assets....  $4,403,706   $1,194,157   $14,390,465
                   ============ ============ =============
Liabilities,
Preferred Stock,
Common Stock and
Other
Stockholders'
Equity
(Deficiency):
Subsidiary debt..  $  100,000      885,591   $ 6,560,566
Parent debt......          --           --     2,062,512
Deferred income
taxes............   1,100,000      344,502     1,619,822
Other
liabilities......          --       (2,630)      550,646
                   ------------ ------------ -------------
 Total
 liabilities.....   1,200,000    1,227,463    10,793,546
                   ------------ ------------ -------------
Minority
interests........          --       (1,000)      122,672
                   ------------ ------------ -------------
Hyperion
Redeemable
Exchangeable
Preferred Stock..          --           --       228,674
                   ------------ ------------ -------------
Series A
Cumulative
Redeemable
Exchangeable
Preferred Stock..          --           --       148,191
                   ------------ ------------ -------------
Convertible
preferred stock,
common stock and
other
stockholders'
equity
(deficiency):
Convertible
preferred stock..          --           --            21
Common stock.....        (603)        (482)        1,152
Additional paid-
in capital.......   2,559,174       (8,508)    4,986,251
Accumulated
deficit..........     497,864      (23,316)   (1,740,829)
Treasury stock at
cost and other...     147,271           --      (149,213)
Partners'
deficiency.......          --           --            --
                   ------------ ------------ -------------
 Convertible
 preferred stock,
 common stock and
 other
 stockholders'
 equity
 (deficiency)....   3,203,706      (32,306)    3,097,382
                   ------------ ------------ -------------
 Total...........  $4,403,706   $1,194,157   $14,390,465
                   ============ ============ =============

-----
*As of February 28, 1999.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               December 31, 1998
               (Dollars in thousands, except per share amounts)

(a) Represents historical amounts.

(b) Represents the net effects of: (i) sale on January 14, 1999 of 8,600,000 shares of Adelphia Class A common stock with net proceeds of approximately $371,450, which was used to repay subsidiary debt, (ii) the offering completed on January 13, 1999 of $100,000 of 7 1/2% Senior Notes due 2004 and $300,000 of 7 3/4% Senior Notes due 2009, with net proceeds of approximately $393,700 which was used to repay approximately $147,700 of parent debt and approximately $246,000 of subsidiary debt, (iii) the repurchase of Adelphia Class A common stock and Series C Cumulative Convertible preferred stock for a total of approximately $149,213 from FPL, (iv) the receipt of net proceeds from the intended securities offerings of approximately $200,000 of Adelphia 5 1/2% Convertible preferred stock, $300,000 of Adelphia Class A common stock at an assumed price of $64 per share and $250,000 of Adelphia Class B common stock at an assumed price of $64 per share less the underwriting discount and (v) the offering completed on March 2, 1999 by Hyperion of $300,000 of 12% Senior Subordinated Notes due 2007, with net proceeds of approximately $292,000 which will be used for acquisition of its local partners' interests, capital expenditures, investments in networks, and working capital and general corporate purposes.

(c) Represents the net effects of Adelphia's purchase of Telesat's interests in Olympus for $108,000 and the associated preliminary adjustments to the historical balance sheet of Olympus recorded in conjunction with applying purchase accounting including an initial allocation of $28,237 and $112,946 of the purchase price to Property, plant and equipment--net and Intangible assets--net, respectively. The purchase by Adelphia of Telesat's interests in Olympus will result in the consolidation of Olympus with Adelphia; accordingly, this also includes elimination of all significant intercompany accounts and balances, reclassification of $10,782 of other affiliate receivables and the elimination of approximately $24,741 of accrued priority return expensed by Olympus but not recorded by Adelphia until received.

(d) Represents the net effects of: (i) issuance of 7,000,000 shares of Adelphia Class A common stock at $58.10 per share, (ii) $550,000 cash portion of the acquisition, (iii) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $943,408 of the purchase price to Intangible assets--net,
    (iv) the elimination of $234,002 of affiliate debt not assumed in the acquisition and (v) certain other working capital adjustments.

(e) Represents the net effects of (i) issuance of approximately 48,700,000 shares of Adelphia Class A common stock at $56.30 per share, (ii) $826,000 cash portion of the acquisition, a portion of which is assumed to be funded under Adelphia's subsidiaries' credit facilities, (iii) preliminary estimate of deferred tax liability impact due to acquisition and (iv) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $805,941 and $4,323,765 of the purchase price to Property, plant and equipment--net and Intangible assets--net, respectively.

(f) Represents the net effects of: (i) $1,169,770 cash acquisition funded through additional borrowings under Adelphia's subsidiaries' credit facilities, net of repayment of existing Harron subsidiary debt, (ii) non-cable television assets excluded from the acquisition, (iii) preliminary adjustments recorded in conjunction with applying purchase accounting including an initial allocation of $196,858 and $1,131,936 of the purchase price to Property, plant and equipment--net and Intangible assets--net, respectively and (iv) preliminary estimate of deferred tax liability impact due to acquisition.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF CONTINUING OPERATIONS

                           Year Ended March 31, 1998
               (Dollars in thousands, except per share amounts)

                                                                                    Adelphia       Olympus     FrontierVision
                        Adelphia   Olympus*   FrontierVision* Century**  Harron*    Pro Forma     Pro Forma      Pro Forma
                           (a)        (a)           (a)          (a)       (a)     Adjustments   Adjustments    Adjustments
                        ---------  ---------  --------------- ---------  --------  -----------   -----------   --------------
Revenues.........       $ 528,442  $ 176,363     $145,126     $ 484,736  $112,127    $    --       $    --        $    --
                        ---------  ---------     --------     ---------  --------    -------       -------        -------
Operating
expenses:
 Direct operating
 and
 programming.....         167,288     56,905       74,314       103,932    42,982         --            --        (21,873)(l)
 Selling, general
 and
 administrative..          95,731     41,729        4,418       122,307    26,044      9,715(b)     (9,566)(i)     21,873 (l)
 Depreciation and
 amortization....         145,041     43,337       65,627       154,029    19,852         --         5,647 (j)     12,746 (m)
                        ---------  ---------     --------     ---------  --------    -------       -------        -------
 Total...........         408,060    141,971      144,359       380,268    88,878      9,715        (3,919)        12,746
                        ---------  ---------     --------     ---------  --------    -------       -------        -------
Operating income
(loss)...........         120,382     34,392          767       104,468    23,249     (9,715)        3,919        (12,746)
                        ---------  ---------     --------     ---------  --------    -------       -------        -------
Other income
(expense)
 Priority
 investment
 income from
 Olympus.........          47,765         --           --            --        --    (47,765)(c)        --             --
 Interest
 expense--net....        (247,107)   (56,750)     (70,430)     (172,608)   (5,658)   (36,041)(d)     6,600(k)      22,264(n)
 Equity in loss
 of Olympus and
 other joint ventures..   (66,089)        --           --            --        --     58,627(e)         --             --
 Equity in loss
 of Hyperion
 joint ventures..         (12,967)        --           --            --        --         --            --             --
 Minority
 interest in
 income of
 subsidiaries....              --         --           --       (11,899)       --         --            --             --
 Hyperion
 preferred stock
 dividends.......         (12,682)        --           --            --        --    (14,439)(f)        --             --
 Gain on sale of
 assets..........           2,538      1,522           --            --    11,973         --            --             --
 Other...........              --      1,085         (57)         1,533       478         --            --             --
                        ---------  ---------     --------     ---------  --------    -------       -------        -------
 Total...........        (288,542)   (54,143)     (70,487)     (182,974)    6,793    (39,618)        6,600         22,264
                        ---------  ---------     --------     ---------  --------    -------       -------        -------
(Loss) income
before income
taxes and
extraordinary loss..     (168,160)   (19,751)     (69,720)      (78,506)   30,042    (49,333)       10,519          9,518
Income tax
benefit
(expense)........           5,606       (51)           --           624   (12,215)   169,097(g)         --             --
                        ---------  ---------     --------     ---------  --------    -------       -------        -------
(Loss) income
from continuing
operations.......        (162,554)   (19,802)     (69,720)      (77,882)   17,827    119,764        10,519          9,518
Dividend
requirements
applicable to
preferred stock..         (18,850)        --           --            --        --    (19,775)(h)        --             --
                        ---------  ---------     --------     ---------  --------    -------       -------        -------
(Loss) income
applicable to
common
stockholders from
continuing
operations.......       $(181,404) $ (19,802)    $(69,720)    $ (77,882) $ 17,827    $99,989       $10,519        $ 9,518
                        =========  =========     ========     =========  ========    =======       =======        =======
Basic and diluted
loss from
continuing
operations per
weighted average
share
of common stock
 .................       $   (6.07)
                        =========
Weighted average
shares of common
stock outstanding
(in thousands)...          29,875
                        =========
                          Century       Harron        Pro Forma
                         Pro Forma     Pro Forma       Adelphia
                        Adjustments   Adjustments    Consolidated
                        ------------- -------------- --------------
Revenues.........        $ 123,605(o)  $  (8,801)(q)  $1,561,598
                        ------------- -------------- --------------
Operating
expenses:
 Direct operating
 and
 programming.....          131,792(o)     (4,035)(q)     551,305
 Selling, general
 and
 administrative..               --        (4,445)(q)     307,806
 Depreciation and
 amortization....          102,659(p)     46,437(r)      595,375
                        ------------- -------------- --------------
 Total...........          234,451        37,957       1,454,486
                        ------------- -------------- --------------
Operating income
(loss)...........         (110,846)      (46,758)        107,112
                        ------------- -------------- --------------
Other income
(expense)
 Priority
 investment
 income from
 Olympus.........               --            --              --
 Interest
 expense--net....            8,187(o)    (70,158)(q)    (621,701)
 Equity in loss
 of Olympus and
 other joint ventures..         --            --          (7,462)
 Equity in loss
 of Hyperion
 joint ventures..               --            --         (12,967)
 Minority
 interest in
 income of
 subsidiaries....               --            --         (11,899)
 Hyperion
 preferred stock
 dividends.......               --            --         (27,121)
 Gain on sale of
 assets..........               --            --          16,033
 Other...........               --        (5,696)(q)      (2,657)
                        ------------- -------------- --------------
 Total...........            8,187       (75,854)       (667,774)
                        ------------- -------------- --------------
(Loss) income
before income
taxes and
extraordinary loss..      (102,659)     (122,612)       (560,662)
Income tax
benefit
(expense)........               --         4,649(q)      167,710
                        ------------- -------------- --------------
(Loss) income
from continuing
operations.......         (102,659)     (117,963)       (392,952)
Dividend
requirements
applicable to
preferred stock..               --            --         (38,625)
                        ------------- -------------- --------------
(Loss) income
applicable to
common
stockholders from
continuing
operations.......        $(102,659)    $(117,963)     $ (431,577)
                        ============= ============== ==============
Basic and diluted
loss from
continuing
operations per
weighted average
share
of common stock
 .................                                     $   (3.91)(s)
                                                     ==============
Weighted average
shares of common
stock outstanding
(in thousands)...                                        110,423(s)
                                                     ==============

-----
*Year ended December 31, 1997.
**Year ended May 31, 1998.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF CONTINUING OPERATIONS

                           Year Ended March 31, 1998
                            (Dollars in thousands)

(a) Represents historical amounts.

(b) Represents the elimination of allocated overhead costs to Olympus.

(c) Represents the elimination of priority investment income from Olympus.

(d) Gives effect to the application of the net proceeds of (i) approximately $292,000 from the March 2, 1999 12% Senior Subordinated Notes issued by Hyperion, (ii) approximately $371,450 from the January 14, 1999 offering of 8,600,000 shares of Adelphia Class A common stock, (iii) approximately $393,700 from the January 13, 1999 7 1/2% and 7 3/4% Senior Notes issued by Adelphia, (iv) $330,000 from the financing of the Western New York Partnership, (v) approximately $268,000 from the 1998 offering of 8,805,315 shares of Adelphia Class A common stock, and (vi) approximately $244,000 from the August 27, 1997 offering of 12 1/4% Senior Secured Notes issued by Hyperion, as if such transactions had occurred April 1, 1997. Also gives effect to the elimination of $6,600 of interest income received from Olympus.

(e) Represents the elimination of equity in loss of Olympus.

(f) Gives effect to an increase in Hyperion preferred stock dividends as if the October 1997 issuance of $200,000 12 7/8% Senior Exchangeable Preferred Stock had occurred on April 1, 1997.

(g) Represents the estimated income tax provision after giving effect to the pending acquisitions of FrontierVision, Century, Harron, and Olympus and related pro forma adjustments.

(h) Gives effect to an increase in Adelphia preferred stock dividends as if the July 7, 1997 issuance of $150,000 of 13% Cumulative Exchangeable Preferred Stock and $100,000 of 8 1/8% Series C Cumulative Convertible preferred stock and the intended sale of $200,000 of Adelphia 5 1/2% Convertible preferred stock as if they had occurred on April 1, 1997.

(i) Represents the elimination of allocated overhead costs from Adelphia.

(j) Represents the additional depreciation and amortization expense resulting from the acquisition of Olympus. Pro forma depreciation and amortization is calculated on a straight-line basis over periods that are consistent with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5-12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(k) Represents the elimination of interest expense paid to Adelphia.

(l) Represents reclassification between direct operating and programming and selling, general and administrative expenses to conform with Adelphia's presentation.

(m) Represents the additional depreciation and amortization expense resulting from the acquisition of FrontierVision. Pro forma depreciation and amortization is calculated on a straight-line basis over periods that are consistent with Adelphia's accounting policy. The cost basis of the purchased assets utilized in these calculations is based on a preliminary asset allocation to intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments. Additionally, amount represents pro forma reduction of depreciation and amortization expense to adjust historical expense amounts to Adelphia's depreciation and amortization periods.

(n) Represents the elimination of affiliate interest expense paid by FrontierVision on affiliate debt not assumed in the acquisition.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                STATEMENT OF CONTINUING OPERATIONS--(Continued)

                           Year Ended March 31, 1998
                            (Dollars in thousands)

(o) Represents reclassification of programming expense from a reduction of revenues to direct operating and programming expense and reclassification of interest income from revenues to a decrease in interest expense--net to conform to Adelphia's presentation.

(p) Represents the additional depreciation and amortization expense resulting from the acquisition of Century. Pro forma depreciation and amortization is calculated on a straight-line basis over periods that are consistent with Adelphia's accounting policy. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5-12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments. Additionally, amount represents pro forma reduction of depreciation and amortization expense to adjust historical expense amounts to Adelphia's depreciation and amortization periods.

(q) Represents amounts resulting from the non-cable television operations excluded from the acquisition and the incremental interest expense incurred from additional borrowings under Adelphia's subsidiaries' credit facilities to fund the acquisition.

(r) Represents the net effect of depreciation and amortization expense of non-cable television assets excluded from the acquisition and the additional depreciation and amortization expense resulting from the acquisition of Harron. Pro forma depreciation and amortization is calculated on a straight-line basis over periods that are consistent with Adelphia's accounting policy. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5-12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(s) Gives effect to the repurchase and issuance of Class A common stock in connection with: (i) the repurchase of approximately 1,091,524 shares from FPL, (ii) 8,600,000 shares issued January 14, 1999, (iii) 8,805,315 shares issued in the 1998 offering, (iv) 7,000,000 shares to be issued in the FrontierVision acquisition, (v) approximately 48,700,000 shares to be issued in the Century acquisition, (vi) approximately 8,777,814 shares estimated to be issued in the intended offering to be completed prior to closing the acquisitions of FrontierVision, Century, Harron and Telesat's interest in Olympus, as if such transactions had been consummated on April 1, 1997. Diluted loss from continuing operations per common share is equal to basic loss from continuing operations per common share because Adelphia's existing and expected convertible preferred stock had or would have an antidilutive effect; however, the convertible preferred stock could have a dilutive effect on earnings per share in future periods.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF CONTINUING OPERATIONS

                      Nine Months Ended December 31, 1998
               (Dollars in thousands, except per share amounts)

                                                                                             Adelphia       Olympus
                                    Adelphia   Olympus   FrontierVision Century*   Harron    Pro Forma     Pro Forma
                                       (a)       (a)          (a)          (a)       (a)    Adjustments   Adjustments
                                    ---------  --------  -------------- ---------  -------  -----------   -----------
Revenues........                    $ 507,155  $164,724     $191,315    $ 387,726  $93,548    $    --      $     --
                                    ---------  --------     --------    ---------  -------    -------      --------
Operating
expenses:
 Direct
 operating and
 programming....                      167,963    56,586       95,907       85,284   36,728         --            --
 Selling,
 general and
 administrative..                     107,249    39,153        5,216       87,696   23,424     10,456(b)    (10,456)(h)
 Depreciation
 and
 amortization...                      140,823    39,683       90,608      125,864   16,702         --         4,235(i)
                                    ---------  --------     --------    ---------  -------    -------      --------
 Total..........                      416,035   135,422      191,731      298,844   76,854     10,456        (6,221)
                                    ---------  --------     --------    ---------  -------    -------      --------
Operating income
(loss)..........                       91,120    29,302         (416)      88,882   16,694    (10,456)        6,221
                                    ---------  --------     --------    ---------  -------    -------      --------
Other income
(expense)
 Priority
 investment
 income from
 Olympus........                       36,000        --           --           --       --    (36,000)(c)        --
 Interest
 expense--net...                     (191,593)  (48,129)     (88,667)    (143,830)  (9,079)   (26,829)(d)     7,932(j)
 Equity in
 (loss) income
 of Olympus
 and other joint
 ventures.......                      (48,891)       --           --           --       --     49,005(e)         --
 Equity in loss
 of Hyperion
 joint
 ventures.......                       (9,580)       --           --           --       --         --            --
 Minority
 interest in
 losses (income)
 of
 subsidiaries...                       25,772        --           --       (9,334)      --         --            --
 Hyperion
 preferred stock
 dividends......                      (21,536)       --           --           --       --         --            --
 Gain on sale of
 assets.........                           --     7,215           --        5,186       --         --            --
 Other..........                        1,113       316         (398)          --    5,354         --            --
                                    ---------  --------     --------    ---------  -------    -------      --------
 Total..........                     (208,715)  (40,598)     (89,065)    (147,978)  (3,725)   (13,824)        7,932
                                    ---------  --------     --------    ---------  -------    -------      --------
(Loss) income
before income
taxes
and extraordinary loss..             (117,595)  (11,296)     (89,481)     (59,096)  12,969    (24,280)       14,153
Income tax
benefit
(expense).......                        6,802      (115)       2,927       19,104    7,345     72,124(f)         --
                                    ---------  --------     --------    ---------  -------    -------      --------
(Loss) income
from continuing
operations......                     (110,793)  (11,411)     (86,554)     (39,992)  20,314     47,844        14,153
Dividend
requirements
applicable
to preferred stock..                  (20,718)       --           --           --       --     (8,250)(g)        --
                                    ---------  --------     --------    ---------  -------    -------      --------
(Loss) income
applicable to
common
stockholders
from continuing
operations......                    $(131,511) $(11,411)    $(86,554)   $ (39,992) $20,314    $39,594      $ 14,153
                                    =========  ========     ========    =========  =======    =======      ========
Basic and
diluted loss
from continuing
operations per
weighted average
share of common stock
 ................                    $   (3.63)
                                    =========
Weighted average
shares of common
stock outstanding (in thousands)..     36,226
                                    =========
                                    FrontierVision    Century       Harron        Pro Forma
                                      Pro Forma      Pro Forma     Pro Forma       Adelphia
                                     Adjustments    Adjustments   Adjustments    Consolidated
                                    --------------- ------------- -------------- ---------------
Revenues........                       $    --       $ 98,208(n)   $ (6,688)(p)   $1,435,988
                                    --------------- ------------- -------------- ---------------
Operating
expenses:
 Direct
 operating and
 programming....                       (35,242)(k)    111,445(n)     (3,211)(p)      515,460
 Selling,
 general and
 administrative..                       35,242(k)          --        (2,950)(p)      295,030
 Depreciation
 and
 amortization...                       (31,828)(l)     66,652(o)     35,228(q)       487,967
                                    --------------- ------------- -------------- ---------------
 Total..........                       (31,828)       178,097        29,067        1,298,457
                                    --------------- ------------- -------------- ---------------
Operating income
(loss)..........                        31,828        (79,889)      (35,755)         137,531
                                    --------------- ------------- -------------- ---------------
Other income
(expense)
 Priority
 investment
 income from
 Olympus........                            --             --            --               --
 Interest
 expense--net...                        19,570(m)      13,237(n)    (47,783)(p)     (515,171)
 Equity in
 (loss) income
 of Olympus
 and other joint
 ventures.......                            --             --            --              114
 Equity in loss
 of Hyperion
 joint
 ventures.......                            --             --            --           (9,580)
 Minority
 interest in
 losses (income)
 of
 subsidiaries...                            --             --            --           16,438
 Hyperion
 preferred stock
 dividends......                            --             --            --          (21,536)
 Gain on sale of
 assets.........                            --             --            --           12,401
 Other..........                            --             --        (7,018)(p)         (633)
                                    --------------- ------------- -------------- ---------------
 Total..........                        19,570         13,237       (54,801)        (517,967)
                                    --------------- ------------- -------------- ---------------
(Loss) income
before income
taxes
and extraordinary loss..                51,398        (66,652)      (90,556)        (380,436)
Income tax
benefit
(expense).......                            --             --        (8,390)(p)       99,797
                                    --------------- ------------- -------------- ---------------
(Loss) income
from continuing
operations......                        51,398        (66,652)      (98,946)        (280,639)
Dividend
requirements
applicable
to preferred stock..                        --             --            --          (28,968)
                                    --------------- ------------- -------------- ---------------
(Loss) income
applicable to
common
stockholders
from continuing
operations......                       $51,398       $(66,652)     $(98,946)      $ (309,607)
                                    =============== ============= ============== ===============
Basic and
diluted loss
from continuing
operations per
weighted average
share of common stock
 ................                                                                  $    (2.76)(r)
                                                                                 ===============
Weighted average
shares of common
stock outstanding (in thousands)..                                                   112,242(r)
                                                                                 ===============

-----
*Nine months ended February 28, 1999.

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                      STATEMENT OF CONTINUING OPERATIONS

                      Nine Months Ended December 31, 1998
                            (Dollars in thousands)

(a) Represents historical amounts.

(b) Represents the elimination of allocated overhead costs to Olympus.

(c) Represents the elimination of priority investment income from Olympus.

(d) Gives effect to the application of the net proceeds of (i) approximately $292,000 from the March 2, 1999 12% Senior Subordinated Notes issued by Hyperion, (ii) approximately $371,450 from the January 14, 1999 offering of 8,600,000 shares of Adelphia Class A common stock, (iii) approximately $393,700 from the January 13, 1999 7 1/2% and 7 3/4% Senior Notes issued by Adelphia, (iv) $330,000 from the financing of the Western New York Partnership and (v) approximately $268,000 from the 1998 offering of 8,805,315 shares of Adelphia Class A common stock as if such transactions had occurred April 1, 1997. Also gives effect to the elimination of $7,932 of interest income received from Olympus.

(e) Represents the elimination of equity in loss of Olympus.

(f) Represents the estimated income tax provision after giving effect to the pending acquisitions of FrontierVision, Century, Harron, and Olympus and related pro forma adjustments.

(g) Gives effect to the intended issuance of $200,000 of Adelphia 5 1/2% convertible preferred stock as if such issuance had occurred on April 1, 1997.

(h) Represents the elimination of allocated overhead costs from Adelphia.

(i) Represents the additional depreciation and amortization expense resulting from the acquisition of Olympus. Pro forma depreciation and amortization is calculated on a straight-line basis over periods that are consistent with Adelphia's accounting policy. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5-12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(j) Represents the elimination of interest expense paid to Adelphia.

(k) Represents reclassification between direct operating and programming and selling, general and administrative expenses to conform with Adelphia's presentation.

(l) Represents pro forma reduction of FrontierVision historical depreciation and amortization expense to conform to Adelphia's depreciation and amortization periods net of additional depreciation and amortization expense resulting from the acquisition of FrontierVision. Pro forma depreciation and amortization is calculated on a straight-line basis over periods that are consistent with Adelphia's accounting policy. The cost basis of the purchased assets utilized in these calculations is based on a preliminary asset allocation to intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(m) Represents the elimination of affiliate interest expense paid by FrontierVision on affiliate debt not assumed in the acquisition.

(n) Represents reclassification of programming expense from a reduction of revenues to direct operating and programming expense and reclassification of interest income from revenues to a decrease in interest expense--net to conform to Adelphia's presentation.

(o) Represents the additional depreciation and amortization expense resulting from the acquisition of Century. Pro forma depreciation and amortization is calculated on a straight-line basis over periods that are consistent

             ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES

            NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                STATEMENT OF CONTINUING OPERATIONS--(Continued)

                      Nine Months Ended December 31, 1998
                            (Dollars in thousands)

   with Adelphia's depreciation and amortization periods. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5-12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments. Additionally, amount represents pro forma reduction of depreciation and amortization to adjust historical expense amounts to Adelphia's depreciation and amortization periods.

(p) Represents the non-cable television operations excluded from the acquisition and the incremental interest expense incurred from additional borrowings under Adelphia's subsidiaries' credit facilities to fund the acquisition.

(q) Represents the net effect of depreciation and amortization expense of non-cable television assets excluded from the acquisition and the additional depreciation and amortization expense resulting from the acquisition of Harron. Pro forma depreciation and amortization is calculated on a straight-line basis over periods that are consistent with Adelphia's accounting policy. The cost basis of the purchased assets utilized in these calculations is based on preliminary asset allocations among property, plant and equipment (primarily operating plant and equipment depreciated over 5-12 years) and intangible assets (primarily purchased franchises and goodwill amortized over 40 years) and is subject to final allocation adjustments.

(r) Gives effect to the repurchase and issuance of Class A common stock in connection with: (i) the repurchase of approximately 1,091,524 shares from FPL, (ii) 8,600,000 shares issued January 14, 1999, (iii) 8,805,315 shares issued in the 1998 offering, (iv) 7,000,000 shares to be issued in the FrontierVision acquisition, (v) approximately 48,700,000 shares to be issued in the Century acquisition and (vi) approximately 8,777,814 shares estimated to be issued in the intended offering to be completed prior to closing the acquisitions of FrontierVision, Century, Harron and Telesat's interest in Olympus, as if such transactions had been consummated on April 1, 1997. Diluted loss from continuing operations per common share is equal to basic loss from continuing operations per common share because Adelphia's existing and expected convertible preferred stock had or would have an antidilutive effect; however, the convertible preferred stock could have a dilutive effect on earnings per share in future periods.